UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1388 North Tech Boulevard, Gilbert, AZ  85233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement

On June 30, 2006, Catalytica Energy Systems, Inc. (the “Registrant”) entered into an Asset Purchase Agreement (the “APA”) with Kawasaki Heavy Industries, Ltd. (“KHI”) (and with Kawasaki Gas Turbines-Americas solely with respect to waiver of claims set forth in the APA) providing for the sale of the Registrant’s Xonon Cool Combustion® catalytic combustion technology and associated gas turbine assets to KHI. Under the terms of the APA, the Registrant will receive $2.1 million in gross cash proceeds from KHI in exchange for the sale and conveyance of the assets, properties and rights of the Registrant identified in the APA relating to the Registrant’s small gas turbine technology. The APA also contemplates that KHI and the Registrant are to enter into a license agreement in connection with the closing (the “Closing”) of the transactions under the APA (the “License Agreement”). The License Agreement provides for the exclusive license by the Registrant of certain multi-use intellectual property exclusively for use with catalytic modules designed for small gas turbines, a non-exclusive license of certain trademarks, and limited training relating to the assets and technology conveyed pursuant to the APA.

The closing of the transactions contemplated by the APA are subject to certain conditions, including obtaining necessary third-party consents and waivers. The closing must occur no later than September 30, 2006 unless otherwise agreed by the parties.  The Registrant estimates total closing and other related expenses of approximately $200,000.

Under the APA, the Registrant will be required to provide various representations and warranties to KHI relating to the intellectual property assigned and licensed to KHI and other terms and conditions of the transactions under the APA. Further, in order to provide assurance as to the satisfaction of any potential indemnification claims by KHI, the APA requires the Registrant to (x) maintain at least $2.0 million in immediately available funds until the later of one year following the Closing or the date that any indemnification proceeding commenced against the Registrant within one year following the Closing has been resolved (the “Initial Indemnification Period”), and (y) following the Initial Indemnification Period, maintain at least $1.9 million in immediately available funds until the later of two years following the Closing or the date that any indemnification proceeding commenced against the Registrant within two years following the Closing has been resolved.

Pursuant to the APA, effective upon the Closing each of the Registrant and KHI agreed to release and discharge the other party from and against all claims, present and future, known and unknown, including without limitation all claims arising under (i) the Xonon Module Supply Agreement by and between the Registrant and KHI, dated as of December 13, 2000, as amended as of July 2, 2003, (ii) the Technology Development and Transfer Agreement between the Registrant and KHI, dated as of December 13, 2000, and (iii) the Amended and Restated Support Agreement by and between the Registrant and KHI, dated as of October 6, 2003.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the APA including the exhibits thereto, which is attached as Exhibit 10.1 hereto and incorporated by reference in its entirety herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Federal securities laws and is subject to safe harbors created therein.  These forward-looking statements include, but are not limited to, those statements regarding the Registrant’s expectations regarding the anticipated closing of the transactions contemplated by the APA; the terms and conditions of the APA; the amount and timing of the receipt of any funds pursuant to the transactions contemplated by the APA; and the amount of the estimated sales commissions and related closing expenses associated with the transactions contemplated by the APA.

These forward-looking statements involve known and unknown risks and uncertainties that may cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among others, the risk that the transaction will not close or will not close within the expected time frame or on the terms and conditions anticipated by the Registrant; that the satisfaction of the closing conditions (including obtaining necessary consents) could delay the closing of the transactions contemplated by the APA and result in expense to the Registrant, the risk that the Registrant may be required to indemnify KHI pursuant to the terms and conditions of the APA; risks associated with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause actual results to differ materially from those contained in such forward-looking statements. Although the Registrant believes that expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Current Report on Form 8-K, except as required by law. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K. You should carefully review the risk factors described in other documents that the Registrant files from time to time with the Securities and Exchange Commission.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Document
10.1	Asset Purchase Agreement dated June 30, 2006 between the Registrant, Kawasaki Heavy Industries, Ltd. and Kawasaki Gas Turbines-Americas

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

	By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and Chief Financial Officer

Date: June 30, 2006

EXHIBIT INDEX

Exhibit Number	Document
10.1	Asset Purchase Agreement dated June 30, 2006 between the Registrant, Kawasaki Heavy Industries, Ltd. and Kawasaki Gas Turbines-Americas